EX-99.906 CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the EA Series Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the EA Series Trust for the period ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the EA Series Trust for the stated period.

/s/ Patrick Cleary	/s/ Sean Hegarty
Patrick Cleary	Sean Hegarty
President, Chief Executive Officer and Principal Executive Officer	Treasurer, Chief Financial Officer and Principal Financial Officer
EA Series Trust	EA Series Trust

Dated: June 3, 2024	Dated: June 3, 2024
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the EA Series Trust for purposes of Section 18 of the Securities Exchange Act of 1934.